Filed Pursuant to Rule 497
File No. 333-234420
Rule 482ad

OFS Credit Company, Inc. Commences Public Offering of Common Stock

CHICAGO, ILLINOIS – March 25, 2021 – OFS Credit Company, Inc. (the “Company”) (Nasdaq: OCCI, OCCIP) announced today that it has commenced an underwritten public offering of shares of its common stock. In connection with the proposed offering, the Company intends to grant the underwriters for the offering an option to purchase up to an additional 15% of the shares of the Company’s common stock sold to cover over-allotments, if any. The final terms of the offering will depend on market and other conditions at the time of pricing, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The Company intends to use the net proceeds of the offering to acquire investments in accordance with its investment objectives and strategies, to redeem all or a portion of its outstanding 6.875% Series A Term Preferred Stock due 2024 and/or 6.60% Series B Term Preferred Stock due 2023 and for general working capital purposes.

National Securities Corporation, B. Riley Securities, Inc., and Ladenburg Thalmann & Co. Inc. are acting as joint book-running managers for the offering. Maxim Group LLC and Aegis Capital Corp. are acting as lead managers for the offering. Newbridge Securities Corporation and JonesTrading Institutional Services LLC are acting as co-managers for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated March 25, 2021, and accompanying prospectus, dated March 2, 2021, each of which will be or has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The proposed offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from the following investment banks: National Securities Corporation, Attention: Adrian Adderley, 200 Vesey Street, 25th Floor, New York, New York 10281, telephone: (561) 981-1074 or by email at prospectusrequest@nationalsecurities.com; B. Riley Securities, Inc., at 1300 North 17th Street, Suite 100, Arlington, VA 22209 or by calling (703) 312‐9580 or by emailing prospectuses@brileyfin.com; and Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 640 Fifth Ave, 4th Floor, New York, NY 10019, or by emailing prospectus@ladenburg.com (telephone number 1-800-573-2541); copies may also be obtained by visiting EDGAR on the Securities and Exchange Commission Web site, at www.sec.gov.

About OFS Credit Company, Inc.
The Company is a non-diversified, externally managed closed-end management investment company. The Company’s investment objective is to generate current income, with a secondary objective to generate capital appreciation primarily through investment in collateralized loan obligation debt and subordinated securities. The Company's investment activities are managed by OFS Capital Management, LLC, an investment adviser registered under the Investment Advisers Act of 19401, as amended, and headquartered in Chicago, Illinois with additional offices in New York and Los Angeles.

Forward-Looking Statements
Statements included herein may constitute “forward-looking statements,” which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the impact of the global COVID-19 pandemic and related changes in base interest rates and significant market volatility on our business, our portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission or factors that are beyond the Company’s control. The Company is providing the information in this press release as of this date and assumes no obligations to update the information included in this press release or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

1 Registration does not imply a certain level of skill or training

INVESTOR RELATIONS:
OFS Credit Company, Inc.
Steve Altebrando, 646-652-8473
saltebrando@ofsmanagement.com